                                                                Exhibit 5(b)

                               AMENDED SCHEDULE A
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as
Schwab Asset Director-High Growth Fund)                                     September 25, 1995

Schwab MarketTrack Balanced Portfolio (formerly known as
Schwab Asset Director-Balanced Growth Fund)                                 September 25, 1995

Schwab MarketTrack Conservative Portfolio (formerly known as
Schwab Asset Director-Conservative Growth Fund)                             September 25, 1995

Schwab S&P 500 Fund                                                         February 28, 1996

Schwab Analytics Fund                                                       May 21, 1996

Schwab MarketManager International Portfolio (formerly known as
Schwab OneSource Portfolios-International)                                  September 2, 1996

Schwab MarketManager Growth Portfolio (formerly known as
Schwab OneSource Portfolios-Growth Allocation)                              October 13, 1996


Schwab MarketManager Balanced Portfolio (formerly known as
Schwab OneSource Portfolios-Balanced Allocation)                            October 13, 1996

Schwab MarketManager Small Cap Portfolio (formerly known as
Schwab OneSource Portfolios-Small Company)                                  August 3, 1997

Schwab Market Track All Equity Portfolio (formerly known as
Schwab Asset Director-Aggressive Growth Fund)                               April 16, 1998


                                SCHWAB CAPITAL TRUST

                                By:     /s/ William J. Klipp
                                        -------------------------------------
                                Name:   William J. Klipp
                                Title:  Trustee, Executive Vice
                                        President and Chief Operating Officer

                                CHARLES SCHWAB INVESTMENT
                                MANAGEMENT, INC.

                                By:     /s/ Stephen B. Ward
                                        -------------------------------------
                                Name:   Stephen B. Ward

                                Title:  Senior Vice President and Chief
                                        Investment Officer

                               AMENDED SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                              ADVISORY FEE SCHEDULE

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

 Fund                                                     Fee
 ----                                                     ---
 Schwab International Index Fund             Seventy one-hundredths of one
                                             percent (0.70%) of the Fund's
                                             average daily net assets not in
                                             excess of $300,000,000 and sixty
                                             one-hundredths of one percent
                                             (0.60%) of such assets over
                                             $300,000,000

 Schwab Small-Cap Index Fund                 Fifty one-hundredths of one percent
                                             (0.50%) of the Fund's average daily
                                             net assets not in excess of
                                             $300,000,000 and forty-five
                                             one-hundredths of one percent
                                             (0.45%) of such assets over
                                             $300,000,000

Schwab MarketTrack Growth Portfolio          Seventy-four one-hundredths of one
(formerly known as Schwab Asset              percent (0.74%) of  the
Director-High Growth Fund)                   Fund's average daily net assets not
                                             in excess of $1 billion; sixty-nine
                                             one-hundredths of one percent
                                             (0.69%)of such net assets over $1
                                             billion, but not more than $2
                                             billion; and sixty-four
                                             one-hundredths of one percent
                                             (0.64%) of such net assets over $2
                                             billion


Schwab MarketTrack Balanced Portfolio        Seventy-four one-hundredths of one
(formerly known as Schwab Asset              percent (0.74%) of  the
Director-Balanced Growth Fund)               Fund's average daily net assets not
                                             in excess of $1 billion; sixty-nine
                                             one-hundredths of one percent
                                             (0.69%)of such net assets over $1
                                             billion, but not more than $2
                                             billion; and sixty-four
                                             one-hundredths of one percent
                                             (0.64%) of such net assets over $2
                                             billion


Schwab MarketTrack Conservative Portfolio    Seventy-four one-hundredths of one
(formerly known as Schwab Asset Director-    percent (0.74%) of the Fund's
Conservative Growth Fund)                    average daily net assets not in
                                             excess of $1) billion; sixty-nine
                                             one-hundredths of one percent
                                             (0.69%) of such net assets over $1
                                             billion, but not more than $2
                                             billion; and sixty-four
                                             one-hundredths of one percent
                                             (0.64%) of such net assets over $2
                                             billion

 Fund                                                     Fee
 ----                                                     ---
Schwab S&P 500 Fund                          Thirty-six one-hundredths of one
                                             percent (0.36%) of the Fund's
                                             average daily net assets not in
                                             excess of $1 billion; thirty-three
                                             one hundredths of one percent
                                             (0.33%) of such net assets over $1
                                             billion, but not more than $2
                                             billion; and thirty-one one
                                             hundredths of one percent (0.31%)
                                             of such net assets over $2 billion.


Schwab Analytics Fund                        Seventy-four one hundredths of one
                                             percent (0.74%) of the Fund's
                                             average daily net assets not in
                                             excess of $1 billion; sixty-nine
                                             one hundredths of one percent
                                             (0.69%) of such net assets over $1
                                             billion, but not more than $2
                                             billion; and sixty-four one
                                             hundredths of one percent (0.64%)
                                             of such net assets over $2 billion.

Schwab MarketManager International           Portfolio (formerly Seventy-four
Portfolio (formerly known as Schwab          one hundredths of one percent
OneSource Portfolios-International)          (0.74%) of the Fund's average daily
                                             net assets not in excess of $1
                                             billion; sixty-nine one hundredths
                                             of one percent (0.69%) of such net
                                             assets over $1 billion, but not
                                             more than $2 billion; and
                                             sixty-four one hundredths of one
                                             percent (0.64%) of such net assets
                                             over $2 billion.


Schwab MarketManager Growth Portfolio        Seventy-four one hundredths of one
(formerly known as Schwab OneSource          percent (0.74%) the of Fund's
Portfolios-Growth Allocation)                average daily net assets not in
                                             excess of $1 billion; sixty-nine
                                             one hundredths of one percent
                                             (0.69%) of such net assets over $1
                                             billion, but not more than $2
                                             billion; and sixty-four one
                                             hundredths of one percent (0.64%)
                                             of such net assets over $2 billion.



Schwab MarketManager Balanced                (formerly Seventy-four one
Portfolio (formerly known as Schwab          hundredths of one percent the
OneSource Portfolios-Balanced Allocation)    (0.74%) of Fund's average daily net
                                             assets not in excess of $1 billion;
                                             sixty-nine one hundredths of one
                                             percent (0.69%) of such net assets
                                             over $1 billion, but not more than
                                             $2 billion; and sixty-four one
                                             hundredths of one percent (0.64%)
                                             of such net assets over $2 billion.



Schwab MarketManager Small Cap               Seventy-four one hundredths of one
Portfolio (formerly known as Schwab          percent (0.74%) of the Fund's
OneSource Portfolios-Small Company)          average daily net assets not in
                                             excess of $1 billion; sixty-nine
                                             one hundredths of one percent
                                             (0.69%) of such net assets over $1
                                             billion, but not more than $2
                                             billion; and sixty-four one
                                             hundredths of one percent (0.64%)
                                             of such net assets over $2 billion.

 Fund                                                     Fee
 ----                                                     ---
Schwab Market Track All Equity               Seventy-four one hundredths of one
Portfolio (formerly known as Schwab          percent (0.74%) of the Fund's
Asset Director-Aggressive Growth Fund)       average daily net assets not in
                                             excess of $1 billion; sixty-nine
                                             one hundredths of one percent
                                             (0.69%) of such net assets over $1
                                             billion, but not more than $2
                                             billion; and sixty-four one
                                             hundredths of one percent (0.64%)
                                             of such net assets over $2 billion.



                                        SCHWAB CAPITAL TRUST


                                        By:          /s/ William J. Klipp
                                                     --------------------------
                                        Name:        William J. Klipp
                                        Title:       Trustee, Executive Vice
                                                     President and
                                                     Chief Operating Officer


                                       CHARLES SCHWAB INVESTMENT
                                       MANAGEMENT, INC.


                                       By:          /s/ Stephen B. Ward
                                                     --------------------------
                                       Name:        Stephen B. Ward
                                       Title:       Senior Vice President and
                                                    Chief Investment Officer

                           FORM OF AMENDED SCHEDULE A
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund                                                         February 28, 1996

Schwab Analytics Fund                                                       May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab      September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource   October 13, 1996
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab           October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab          August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select Large-Cap Index Fund

Institutional Select Large-Cap Value Index Fund

Institutional Select Small-Cap Index Fund


                             SCHWAB CAPITAL TRUST

                             By:          ___________________
                             Name:        William J. Klipp
                             Title:       Trustee, Executive Vice
                                          President and Chief Operating Officer



                             CHARLES SCHWAB INVESTMENT
                             MANAGEMENT, INC.

                             By:          ____________________
                             Name:        Stephen B. Ward
                             Title:       Senior Vice President and Chief
                                          Investment Officer

                           FORM OF AMENDED SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                             ADVISORY FEE SCHEDULE
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

 Fund                                              Fee
 ----                                              ---

Schwab International Index Fund                    Seventy one-hundredths of
                                                   one percent (0.70%) of the
                                                   Fund's average daily net
                                                   assets not in excess of
                                                   $300,000,000 and sixty
                                                   one-hundredths of one
                                                   percent (0.60%) of such
                                                   assets over $300,000,000



Schwab Small-Cap Index Fund                        Fifty one-hundredths of one
                                                   percent (0.50%) of the
                                                   Fund's average daily net
                                                   assets not in excess of
                                                   $300,000,000 and forty-five
                                                   one-hundredths of one
                                                   percent (0.45%) of such
                                                   assets over $300,000,000




Schwab MarketTrack Growth Portfolio (formerly      Seventy-four one-hundredths
known as Schwab Asset Director-High Growth Fund)   of one percent (0.74%) of
                                                   the Fund's average daily net
                                                   assets not in excess of $1
                                                   billion; sixty-nine
                                                   one-hundredths of one
                                                   percent (0.69%)of such net
                                                   assets over $1 billion, but
                                                   not more than $2 billion;
                                                   and sixty-four
                                                   one-hundredths of one
                                                   percent (0.64%) of such net
                                                   assets over $2 billion




Schwab MarketTrack Balanced Portfolio (formerly    Seventy-four one-hundredths
known as Schwab Asset Director-Balanced Growth     of one percent (0.74%) of
Fund)                                              the Fund's average daily net
                                                   assets not in excess of $1
                                                   billion; sixty-nine
                                                   one-hundredths of one
                                                   percent (0.69%)of such net
                                                   assets over $1 billion, but
                                                   not more than $2 billion;
                                                   and sixty-four
                                                   one-hundredths of one
                                                   percent (0.64%) of such net
                                                   assets over $2 billion






Schwab MarketTrack Conservative Portfolio          Seventy-four one-hundredths
(formerly known as Schwab Asset                    of one percent (0.74%) of
Director-Conservative Growth Fund)                 the Fund's average daily net
                                                   assets not in excess of $1
                                                   billion; sixty-nine
                                                   one-hundredths of one
                                                   percent (0.69%) of such net
                                                   assets over $1 billion, but
                                                   not more than $2 billion;
                                                   and sixty-four
                                                   one-hundredths of one
                                                   percent (0.64%) of such net
                                                   assets over $2 billion

Fund                                                Fee
----                                                ---
Schwab S&P 500 Fund                                 Thirty-six one-hundredths of
                                                    one percent (0.36%) of the
                                                    Fund's average daily net
                                                    assets not in excess of $1
                                                    billion; thirty-three one
                                                    hundredths of one percent
                                                    (0.33%) of such net assets
                                                    over $1 billion, but not
                                                    more than $2 billion; and
                                                    thirty-one one hundredths of
                                                    one percent (0.31%) of such
                                                    net assets over $2 billion.


Schwab Analytics Fund                               Seventy-four one hundredths
                                                    of one percent (0.74%) of
                                                    the Fund's average daily net
                                                    assets not in excess of $1
                                                    billion; sixty-nine one
                                                    hundredths of one percent
                                                    (0.69%) of such net assets
                                                    over $1 billion, but not
                                                    more than $2 billion; and
                                                    sixty-four one hundredths of
                                                    one percent (0.64%) of such
                                                    net assets over $2 billion.


Schwab MarketManager International Portfolio        Seventy-four one hundredths
(formerly known as Schwab OneSource                 of one percent (0.74%) of
Portfolios-International)                           the Fund's average daily net
                                                    assets not in excess of $1
                                                    billion; sixty-nine one
                                                    hundredths of one percent
                                                    (0.69%) of such net assets
                                                    over $1 billion, but not
                                                    more than $2 billion; and
                                                    sixty-four one hundredths of
                                                    one percent (0.64%) of such
                                                    net assets over $2 billion.


Schwab MarketManager Growth Portfolio (formerly     Seventy-four one hundredths
known as Schwab OneSource Portfolios-Growth         of one percent (0.74%) of
Allocation)                                         the Fund's average daily net
                                                    assets not in excess of $1
                                                    billion; sixty-nine one
                                                    hundredths of one percent
                                                    (0.69%) of such net assets
                                                    over $1 billion, but not
                                                    more than $2 billion; and
                                                    sixty-four one hundredths of
                                                    one percent (0.64%) of such
                                                    net assets over $2 billion.


Schwab MarketManager Balanced Portfolio (formerly   Seventy-four one hundredths
known as Schwab OneSource Portfolios-Balanced       of one percent (0.74%) of
Allocation)                                         the Fund's average daily net
                                                    assets not in excess of $1)
                                                    billion; sixty-nine one
                                                    hundredths of one percent
                                                    (0.69%) of such net assets
                                                    over $1 billion, but not
                                                    more than $2 billion; and
                                                    sixty-four one hundredths of
                                                    one percent (0.64%) of such
                                                    net assets over $2 billion.


Schwab MarketManager Small Cap Portfolio (formerly  Seventy-four one hundredths
known as Schwab OneSource Portfolios-Small          of one percent (0.74%) of
Company)                                            the Fund's average daily net
                                                    assets not in excess of $1
                                                    billion; sixty-nine one
                                                    hundredths of one percent
                                                    (0.69%) of such net assets
                                                    over $1 billion, but not
                                                    more than $2 billion; and
                                                    sixty-four one hundredths of
                                                    one percent (0.64%) of such
                                                    net assets over $2 billion.

Fund                                                Fee
----                                                ---
Schwab Market Track All Equity Portfolio (formerly  Seventy-four one hundredths
known as Schwab Asset Director-Aggressive Growth    of one percent (0.74%) of
Fund)                                               the Fund's average daily net
                                                    assets not in excess of $1
                                                    billion; sixty-nine one
                                                    hundredths of one percent
                                                    (0.69%) of such net assets
                                                    over $1 billion, but not
                                                    more than $2 billion; and
                                                    sixty-four one hundredths of
                                                    one percent (0.64%) of such
                                                    net assets over $2 billion.








Institutional Select Large-Cap Index Fund           _____________ of one percent
                                                    (0.__%) of the Fund's
                                                    average daily net assets not
                                                    in excess of $_ billion; _
                                                    of one percent (0.__%) of
                                                    such net assets over $_
                                                    billion, but not more than
                                                    $_ billion; and ______ of
                                                    one percent (0.__%) of such
                                                    net assets over $_billion.




Institutional Select Large-Cap Value Index Fund     _____________ of one percent
                                                    (0.__%) of the Fund's
                                                    average daily net assets not
                                                    in excess of $_ billion; _
                                                    of one percent (0.__%) of
                                                    such net assets over $_
                                                    billion, but not more than
                                                    $_ billion; and ______ of
                                                    one percent (0.__%) of such
                                                    net assets over $_billion.




Institutional Select Small-Cap Index Fund           _____________ of one percent
                                                    (0.__%) of the Fund's
                                                    average daily net assets not
                                                    in excess of $_ billion; _
                                                    of one percent (0.__%) of
                                                    such net assets over $_
                                                    billion, but not more than
                                                    $_ billion; and ______ of
                                                    one percent (0.__%) of such
                                                    net assets over $_billion.



                                      SCHWAB CAPITAL TRUST


                                      By:          _______________________
                                      Name:        William J. Klipp
                                      Title:       Trustee, Executive Vice
                                                   President and
                                                   Chief Operating Officer


                                      CHARLES SCHWAB INVESTMENT
                                      MANAGEMENT, INC.


                                      By:          _______________________
                                      Name:        Stephen B. Ward
                                      Title:       Senior Vice President and
                                                   Chief Investment Officer